UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2007

Sequa Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-804	13-1885030
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
200 Park Ave.
New York, New York 10166
(Address of principal executive offices)
(212) 986-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-2.1: MERGER AGREEMENT
EX-10.1: GUARANTEE
EX-10.2: VOTING AGREEMENT
EX-10.3: AMENDMENT TO RIGHTS AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement
Merger Agreement
On July 9, 2007, Sequa Corporation, a Delaware corporation (the “Company”) announced that it had entered an Agreement and Plan of Merger, dated as of July 8, 2007 (the “Merger Agreement”), with Blue Jay Acquisition Corporation, a Delaware corporation (“Parent”), and Blue Jay Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Co”). Parent and Merger Co are entities directly and indirectly owned by Carlyle Partners V, L.P. and its affiliates (collectively, “Carlyle”).
The Merger Agreement contemplates that Merger Co will be merged (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. The Merger Agreement further contemplates that at the effective time of the Merger, each outstanding share of Class A Common Stock and of Class B Common Stock of the Company (together, the “Common Stock”), other than shares owned directly or indirectly by the Company, Parent and Merger Co and by any stockholders who properly exercise appraisal rights under Delaware law ( the “Excluded Shares”), will be cancelled and converted into the right to receive $175.00 in cash, without interest.
On the unanimous recommendation of a committee of the Board of Directors (the “Transaction Committee”) comprised entirely of independent directors, the Board of Directors of the Company unanimously approved the Merger Agreement and recommended that the Company’s shareholders adopt the Merger Agreement. Evercore Group L.L.C. (“Evercore”) was engaged to serve as financial advisor to the Transaction Committee and the Board of Directors. Prior to the approval of the Merger Agreement by the Board of Directors and the Transaction Committee, Evercore delivered an opinion to the Transaction Committee and the Board of Directors to the effect that, as of the date of the opinion, the merger consideration was fair, from a financial point of view, to the holders of shares of Common Stock (other than the Excluded Shares).
The Merger Agreement contains a provision pursuant to which the Company has the right to solicit and engage in discussions and negotiations with respect to competing proposals until August 23, 2007 (the “Solicitation Period End Date”). So long as the Company has complied with the terms of the Merger Agreement related to solicitation of offers, the Company may terminate the Merger Agreement under certain circumstances, including if its Board of Directors or Transaction Committee determines in good faith that it has received a Superior Proposal (as defined in the Merger Agreement) and the Company enters into a definitive agreement with respect to such Superior Proposal substantially concurrently with the termination of the Agreement.
Parent has obtained debt financing commitments for the transactions contemplated by the Merger Agreement. Consummation of the Merger is not subject to a financing condition, but is subject to other conditions, including receipt of the requisite affirmative vote of the stockholders of the Company in accordance with Delaware General Corporation Law and the Company’s certificate of incorporation, antitrust approvals and other customary closing conditions. The parties currently expect to close the transaction during the fourth quarter of this year, subject to the satisfaction of the foregoing conditions.
The Company has made customary representations and warranties and covenants in the Merger Agreement, including among others (i) to cause a meeting of the Company’s stockholders to be held and, unless consented to by the Parent, vote on the adoption of the Merger Agreement without adjourning the meeting, (ii) subject to certain exceptions, that the Company’s board of directors will recommend that the Company’s stockholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) if requested by Parent, to effect a redemption of the 9% Senior Unsecured Notes, due 2009 and the 8 7/8% Senior Unsecured Notes, due 2008, in each case issued by the Company, which redemption would be conditioned upon the consummation of the Merger.
The foregoing summary of the terms of the Merger is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and the full text of such document is incorporated herein by this reference.

The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Guarantee of Carlyle
On July 8, 2007, in connection with the execution of the Merger Agreement, Carlyle signed a guarantee (the “Guarantee”) in favor of the Company, acknowledged and agreed to by the Company, whereby Carlyle will absolutely, unconditionally and irrevocably guarantee to the Company, subject to the terms and conditions set forth in the Guarantee, 100% of Parent’s obligation with respect to the payment of the Parent Termination Fee which is payable pursuant to the Merger Agreement if (1) the Company terminates the Merger Agreement as a result of Parent’s violation of and failure to cure its violation of its representations and warranties and covenants under the Merger Agreement and the conditions to closing (other than shareholder approval) have been satisfied or (2) Parent does not receive certain antitrust approvals (including approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or other similar foreign laws) on or before February 8, 2008. Pursuant to the Guarantee, the maximum aggregate amount payable by the Guarantor (exclusive of certain reimbursement costs and expenses) shall not exceed the Parent Termination Fee.
The foregoing description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Guarantee, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference
Voting Agreement
On July 8, 2007, in connection with the execution of the Merger Agreement, the estate of Norman E. Alexander and certain other persons, (the “Principal Stockholders”), each stockholders of the Company, entered into a Voting Agreement (the “Voting Agreement”) with the Company, Parent and Merger Co. Pursuant to the Voting Agreement, among other things, the Principal Stockholders agreed, subject to certain exceptions, to vote all of their Common Stock in favor of the approval of the Merger Agreement and against certain actions involving the Company that would have the effect of impeding, interfering with, delaying, postponing, or impairing the Merger. The Voting Agreement will terminate upon the earlier to occur of (1) the effective time of the Merger, (2) the termination of the Merger Agreement in accordance with its terms and (3) written notice of termination of the Voting Agreement by Parent to the Principal Stockholders.
As of the date hereof, the Principal Stockholders own Common Stock representing approximately 54% of the total combined voting power of the outstanding Common Stock. Pursuant to the Voting Agreement, each Principal Stockholder also agreed not to transfer or dispose of any of its Shares (other than to transferees who agree to be bound by the Voting Agreement) or grant any proxies with respect to its Shares.
The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference. For similar reasons discussed above with respect to the representations and warranties contained in the Merger Agreement, no person should rely on the representations and warranties in the Voting Agreement as characterizations of the actual state of facts or the condition of the Company, Parent, or the Principal Stockholders or any of their respective affiliates.
Important Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the Merger and required shareholder approval, the Company will file relevant materials with the Securities and Exchange Commission, including a proxy statement on Schedule 14A, which will be mailed to the shareholders of the Company. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S PROXY STATEMENT

WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by the Company at the Securities and Exchange Commission’s web site at http://www.sec.gov. The proxy and other documents also may be obtained for free from the Company’s website at http://www.sequa.com.
Participants in the Solicitation
The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers was included in the Company’s Proxy Statement for its 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 13, 2007, and information concerning all of the Company’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from the Company by directing such request to the address provided in the section above.
Item 3.03 Material Modification to Rights of Security Holders.
Amendment to Rights Agreement
On July 8, 2007, prior to the execution of the Merger Agreement, the Company amended its Rights Agreement to permit the execution, delivery and adoption of the Merger Agreement and the consummation of the merger or any other transactions contemplated by the Merger Agreement, without triggering the separation or exercise of the stockholder rights or any adverse event under the Rights Agreement. In particular, Carlyle and any other entity controlled by, controlling or under common control with Carlyle and any other affiliates controlled by The Carlyle Group (a private equity firm based in Washington, D.C.) will not deemed to be an Acquiring Person (as defined in the Rights Agreement), provided the Merger is consummated in accordance with the terms of the Merger Agreement.
The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to Rights Agreement, which is filed as Exhibit 10.3 hereto and is incorporated into this report by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 8, 2007 the Compensation Committee of the Board of Directors and the Transaction Committee approved severance and transaction bonuses for Kenneth J. Binder, John J. Dowling III and Gerard M. Dombek, each of whom is a named executive officer, as that term is defined in the Company’s Definitive Proxy Statement on Schedule 14A filed April 13, 2007 (each a “Named Executive”).
The Committees approved transaction bonuses payable to certain Named Executives in a single lump sum until completion of the Merger, provided that the Named Executive continues to be employed by the Company following the Merger. The amounts of the transaction bonuses are as follows: Mr. Binder, $1,500,000; Mr. Dowling, $750,000 and Mr. Dombek, $600,000. In addition, Robert F. Ellis is entitled to receive $900,000 upon any divestiture of Warwick International Group Limited, a subsidiary of the Company.
The Committees also approved severance pay for the Named Executives conditioned on the closing of the Merger and there being a qualifying termination of employment within 24 months thereafter. Severance pay is a multiple (the “Multiple”) of the annual base salary of the Named Executives. The Multiple for the Named Executives is as follows: Mr. Binder, three (3) times; Mr. Dowling, two (2) times and Mr. Dombek, two (2) times.

Item 7.01. Regulation FD Disclosure
On July 9, 2007, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Statements in this Current Report on Form 8-K that are not purely historical facts, including statements regarding the Company’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act and Section 21E of the Exchange Act). All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, statements relating to future earnings and other measurements of financial performance; the effect of economic downturns or growth in particular markets; future cash flows and uses of cash; pension plan assumptions and future contributions; restructuring costs and savings; the outcome of contingencies; future levels of indebtedness and capital spending; and product developments and new business opportunities.
The forward-looking statements described above are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and estimates expressed or implied in such forward-looking statements. Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The Company undertakes no obligation to update any statement to reflect events or circumstances that may arise after the date of this filing, except as required by securities laws.
Item 9.01. Financial Statements and Exhibits.
Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
2.1	Merger Agreement, dated as of July 8, 2007, by and among Blue Jay Acquisition Corporation and Blue Jay Merger Corporation and Sequa Corporation
10.1	Guarantee, dated as of July 8, 2007, by and among Carlyle Partners V, L.P. and Sequa Corporation
10.2	Voting Agreement, dated as of July 8, 2007, by and among certain principal stockholders, Sequa Corporation, Blue Jay Acquisition Corporation and Blue Jay Merger Corporation
10.3	Amendment to Rights Agreement, dated as of July 8, 2007, by and between Sequa Corporation and The Bank of New York, as Rights Agent
99.1	Press Release, dated as of July 9, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 9, 2007

Sequa Corporation
By:	/s/ Kenneth J. Binder
Kenneth J. Binder
Executive Vice President, Finance (Chief Financial Officer)

EXHIBIT INDEX

2.1	Merger Agreement, dated as of July 8, 2007, by and among Blue Jay Acquisition Corporation and Blue Jay Merger Corporation and Sequa Corporation

10.1	Guarantee, dated as of July 8, 2007, by and among Carlyle Partners V, L.P. and Sequa Corporation

10.2	Voting Agreement, dated as of July 8, 2007, by and among certain principal stockholders, Sequa Corporation, Blue Jay Acquisition Corporation and Blue Jay Merger Corporation

10.3	Amendment to Rights Agreement, dated as of July 8, 2007, by and between Sequa Corporation and The Bank of New York, as Rights Agent

99.1	Press Release, dated as of July 9, 2007